                                                                    EXHIBIT 24.1

                                 POWER OF ATTORNEY


     NOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau and Susan E. Lester, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

    Name                              Title                          Date
    ----                              -----                          ----

/s/John F. Grundhofer         President, Chief                   April 22, 1998
---------------------------   Executive Officer and Director
John F. Grundhofer            (principal executive officer)

---------------------------   Executive Vice President and       April 22, 1998
Susan E. Lester               Chief Financial Officer
                              (principal financial and
                              accounting officer)

/s/Linda L. Ahlers            Director                           April 22, 1998
---------------------------
Linda L. Ahlers

/s/Harry L. Bettis            Director                           April 22, 1998
---------------------------
Harry L. Bettis

/s/Gerry B. Cameron           Director and Chairman              April 22, 1998
---------------------------
Gerry B. Cameron

/s/Carolyn Silva Chambers     Director                           April 22, 1998
---------------------------
Carolyn Silva Chambers

/s/Arthur D. Collins, Jr.     Director                           April 22, 1998
---------------------------
Arthur D. Collins, Jr.

/s/Peter H. Coors             Director                           April 22, 1998
---------------------------
Peter H. Coors

/s/Robert L. Dryden           Director                           April 22, 1998
---------------------------
Robert L. Dryden

/s/Joshua Green III           Director                           April 22, 1998
---------------------------
Joshua Green III

/s/Robert L. Hale             Director                           April 22, 1998
---------------------------
Robert L. Hale

/s/Delbert W. Johnson         Director                           April 22, 1998
---------------------------
Delbert W. Johnson

/s/Richard L. Knowlton        Director                           April 22, 1998
---------------------------
Richard L. Knowlton

/s/Jerry W. Levin             Director                           April 22, 1998
---------------------------
Jerry W. Levin

/s/Edward J. Phillips         Director                           April 22, 1998
---------------------------
Edward J. Phillips

/s/Paul A. Redmond            Director                           April 22, 1998
---------------------------
Paul A. Redmond

/s/S. Walter Richey           Director                           April 22, 1998
---------------------------
S. Walter Richey

/s/Richard L. Schall          Director                           April 22, 1998
---------------------------
Richard L. Schall

/s/Walter Scott, Jr.          Director                           April 22, 1998
---------------------------
Walter Scott, Jr.


                                         -2-